Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Warner Music Group Corp.

(Exact name of obligor as specified in its charter)

Delaware	13-4271875
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

WMG Acquisition Corp.

(Exact name of obligor as specified in its charter)

(See table of additional guarantors)

Delaware	68-0576630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza New York, New York	10019
(Address of principal executive offices)	(Zip code)

11.50% Senior Notes due 2018

Guarantees of 11.50% Senior Notes due 2018

by Warner Music Group Corp.

Guarantees of 11.50% Senior Notes due 2018

By subsidiary guarantors

(Title of the indenture securities)

Table of Additional Guarantors

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Warner Music Group Corp.	Parent Guarantor	Delaware	13-4271875
A.P. Schmidt Co.	Subsidiary Guarantor	Delaware	36-2669470
Atlantic Recording Corporation	Subsidiary Guarantor	Delaware	13-2597725
Atlantic/143 L.L.C.	Subsidiary Guarantor	Delaware	13-3975703
Atlantic Mobile LLC	Subsidiary Guarantor	Delaware	N/A
Atlantic/MR Ventures Inc.	Subsidiary Guarantor	Delaware	13-3684268
Atlantic Productions LLC	Subsidiary Guarantor	Delaware	20-8521163
Atlantic Scream LLC	Subsidiary Guarantor	Delaware	41-2264144
Alternative Distribution Alliance	Subsidiary Guarantor	New York	13-3713732
Artist Arena International, LLC	Subsidiary Guarantor	New York	N/A
Artist Arena LLC	Subsidiary Guarantor	New York	N/A
Asylum Records LLC (f/k/a WEA Urban LLC)	Subsidiary Guarantor	Delaware	86-1120251
Atlantic Pix LLC	Subsidiary Guarantor	Delaware	32-0290208
BB Investments LLC	Subsidiary Guarantor	Delaware	20-2657459
Big Beat Records Inc.	Subsidiary Guarantor	Delaware	13-3626173
Bulldog Entertainment Group LLC	Subsidiary Guarantor	Delaware	N/A
Bulldog Island Events LLC	Subsidiary Guarantor	New York	N/A
Bute Sound LLC	Subsidiary Guarantor	Delaware	13-4032642
Cafe Americana Inc.	Subsidiary Guarantor	Delaware	13-3246931
Chappell & Intersong Music Group (Australia) Limited	Subsidiary Guarantor	Delaware	13-3395886
Chappell & Intersong Music Group (Germany) Inc.	Subsidiary Guarantor	Delaware	13-3246911
Chappell Music Company, Inc.	Subsidiary Guarantor	Delaware	13-3325475
Choruss LLC (f/k/a Network Licensing Collection LLC)	Subsidiary Guarantor	Delaware	33-1200387

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Cordless Recordings LLC	Subsidiary Guarantor	Delaware	20-2657388
Cota Music, Inc.	Subsidiary Guarantor	New York	13-3523591
Cotillion Music, Inc.	Subsidiary Guarantor	Delaware	13-2597937
CRK Music Inc.	Subsidiary Guarantor	Delaware	13-3663052
E/A Music, Inc.	Subsidiary Guarantor	Delaware	13-3203221
East West Records LLC	Subsidiary Guarantor	Delaware	86-1120258
Eleksylum Music, Inc.	Subsidiary Guarantor	Delaware	13-3174021
Elektra/Chameleon Ventures Inc.	Subsidiary Guarantor	Delaware	13-3626113
Elektra Entertainment Group Inc.	Subsidiary Guarantor	Delaware	13-4033729
Elektra Group Ventures Inc.	Subsidiary Guarantor	Delaware	13-3808252
EN Acquisition Corp.	Subsidiary Guarantor	Delaware	20-1118091
FBR Investments LLC	Subsidiary Guarantor	Delaware	20-8491174
Ferret Music Holdings LLC	Subsidiary Guarantor	Delaware	26-0306325
Fiddleback Music Publishing Company, Inc.	Subsidiary Guarantor	Delaware	13-2705484
Foz Man Music LLC	Subsidiary Guarantor	Delaware	13-4028790
Fueled By Ramen LLC	Subsidiary Guarantor	Delaware	26-1653472
Inside Job, Inc.	Subsidiary Guarantor	New York	13-2699020
Insound Acquisition Inc. (f/k/a Atlantic/MR II Inc.)	Subsidiary Guarantor	Delaware	13-3845524
Intersong U.S.A., INC.	Subsidiary Guarantor	Delaware	13-3246932
Jadar Music Corp.	Subsidiary Guarantor	Delaware	13-3246915
Lava Records LLC	Subsidiary Guarantor	Delaware	01-0699083
Lava Trademark Holding Company LLC	Subsidiary Guarantor	Delaware	13-4139472
LEM America, Inc.	Subsidiary Guarantor	Delaware	94-2741964
London-Sire Records Inc.	Subsidiary Guarantor	Delaware	13-3954692

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Made of Stone LLC (f/k/a Griffen Corp.)	Subsidiary Guarantor	Delaware	80-0362760
Maverick Partner Inc.	Subsidiary Guarantor	Delaware	20-5440714
McGuffin Music Inc.	Subsidiary Guarantor	Delaware	13-3663051
Mixed Bag Music, Inc.	Subsidiary Guarantor	New York	13-3111989
MM Investment Inc. (f/k/a Warner Music Bluesky Holding Inc.)	Subsidiary Guarantor	Delaware	13-3829389
NC Hungary Holdings Inc.	Subsidiary Guarantor	Delaware	05-0536079
New Chappell Inc.	Subsidiary Guarantor	Delaware	13-3246920
Nonesuch Records Inc.	Subsidiary Guarantor	Delaware	20-1926784
Non-Stop Music Holdings, Inc.	Subsidiary Guarantor	Delaware	26-0635758
NVC International Inc.	Subsidiary Guarantor	Delaware	51-0267089
Octa Music, Inc.	Subsidiary Guarantor	New York	13-3523592
P & C Publishing LLC	Subsidiary Guarantor	New York	N/A
Penalty Records, L.L.C.	Subsidiary Guarantor	New York	13-3889367
Pepamar Music Corp.	Subsidiary Guarantor	New York	13-2512410
Perfect Game Recording Company LLC	Subsidiary Guarantor	Delaware	20-3809604
Restless Acquisition Corp.	Subsidiary Guarantor	Delaware	72-1554441
Revelation Music Publishing Corporation	Subsidiary Guarantor	New York	13-2705483
Rhino Entertainment Company	Subsidiary Guarantor	Delaware	13-3647166
Rhino/FSE Holdings, LLC	Subsidiary Guarantor	Delaware	37-1558190
Rhino Name & Likeness Holdings, LLC	Subsidiary Guarantor	Delaware	32-0226568
Rick’s Music Inc.	Subsidiary Guarantor	Delaware	13-3246929
Rightsong Music Inc.	Subsidiary Guarantor	Delaware	13-3246926
Roadrunner Records, Inc.	Subsidiary Guarantor	New York	13-3333675
Ryko Corporation	Subsidiary Guarantor	Delaware	04-3254264
SR/MDM Venture Inc.	Subsidiary Guarantor	Delaware	13-3647169
Super Hype Publishing, Inc.	Subsidiary Guarantor	New York	13-2664278

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
T-Boy Music, L.L.C.	Subsidiary Guarantor	New York	13-3669372
T-Girl Music, L.L.C.	Subsidiary Guarantor	New York	13-3669731
The All Blacks USA Inc.	Subsidiary Guarantor	Delaware	52-2115774
The Biz LLC	Subsidiary Guarantor	Delaware	32-0158413
The Rhythm Method Inc.	Subsidiary Guarantor	Delaware	13-4141258
Tommy Boy Music, Inc.	Subsidiary Guarantor	New York	13-3070723
Tommy Valando Publishing Group, Inc.	Subsidiary Guarantor	Delaware	13-2705485
TW Music Holdings Inc.	Subsidiary Guarantor	Delaware	20-0769163
T.Y.S., Inc.	Subsidiary Guarantor	New York	13-3955956
Unichappell Music Inc.	Subsidiary Guarantor	Delaware	13-3246914
Upped.com LLC (f/k/a Big Tree Recording Corporation)	Subsidiary Guarantor	Delaware	13-2945275
Walden Music Inc.	Subsidiary Guarantor	New York	13-6125056
Warner Alliance Music Inc.	Subsidiary Guarantor	Delaware	95-4391760
Warner Brethren Inc.	Subsidiary Guarantor	Delaware	95-4391762
Warner Bros. Music International Inc.	Subsidiary Guarantor	Delaware	13-2839469
Warner Bros. Records Inc.	Subsidiary Guarantor	Delaware	95-1976532
Warner/Chappell Music, Inc.	Subsidiary Guarantor	Delaware	13-3246913
Warner/Chappell Production Music Inc (f/k/a/ Tri-Chappell Music Inc.)	Subsidiary Guarantor	Delaware	13-3246916
Warner Domain Music Inc.	Subsidiary Guarantor	Delaware	13-3845523
Warner-Elektra-Atlantic Corporation	Subsidiary Guarantor	New York	13-6170726
Warner Music Discovery Inc.	Subsidiary Guarantor	Delaware	13-3695120
Warner Music Distribution LLC	Subsidiary Guarantor	Delaware	13-3713729
Warner Music Inc. (f/k/a Warner Music Group Inc.)	Subsidiary Guarantor	Delaware	13-3565869
Warner Music Latina Inc.	Subsidiary Guarantor	Delaware	13-3586626
Warner Music SP Inc.	Subsidiary Guarantor	Delaware	13-3802269

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Warner Sojourner Music Inc.	Subsidiary Guarantor	Delaware	62-1530861
WarnerSongs, Inc.	Subsidiary Guarantor	Delaware	13-2793164
Warner Special Products Inc.	Subsidiary Guarantor	Delaware	13-2788802
Warner Strategic Marketing Inc.	Subsidiary Guarantor	Delaware	01-0569802
Warprise Music Inc.	Subsidiary Guarantor	Delaware	13-3845521
WB Gold Music Corp.	Subsidiary Guarantor	Delaware	13-3155100
WBM/House of Gold Music, Inc.	Subsidiary Guarantor	Delaware	13-3146335
W.B.M. Music Corp.	Subsidiary Guarantor	Delaware	13-3166007
WBR Management Services Inc.	Subsidiary Guarantor	Delaware	13-3032834
WBR/QRI Venture, Inc.	Subsidiary Guarantor	Delaware	13-3647168
WBR/Ruffnation Ventures, Inc.	Subsidiary Guarantor	Delaware	13-4079805
WBR/Sire Ventures Inc.	Subsidiary Guarantor	Delaware	13-2953720
WEA Europe Inc.	Subsidiary Guarantor	Delaware	13-2805638
WEA Inc.	Subsidiary Guarantor	Delaware	13-3862485
WEA International Inc.	Subsidiary Guarantor	Delaware	13-2805420
WEA Management Services Inc.	Subsidiary Guarantor	Delaware	52-2280908
WMG Artist Brand LLC	Subsidiary Guarantor	Delaware	20-8437773
WMG Management Services Inc.	Subsidiary Guarantor	Delaware	52-2314190
WMG Trademark Holding Company LLC	Subsidiary Guarantor	Delaware	20-0233769
615 Music Library, LLC	Subsidiary Guarantor	Tennessee	N/A
Berna Music, Inc.	Subsidiary Guarantor	California	95-2565721
Ferret Music LLC	Subsidiary Guarantor	New Jersey	N/A
Ferret Music Management LLC	Subsidiary Guarantor	New Jersey	N/A
Ferret Music Touring LLC	Subsidiary Guarantor	New Jersey	N/A
FHK, Inc.	Subsidiary Guarantor	Tennessee	62-1548343

Exact Name of Obligor Guarantor as Specified in its Charter*		State or Other Jurisdiction of Formation	I.R.S. Employer Identification Number
Foster Frees Music, Inc.	Subsidiary Guarantor	California	95-3297348
J. Ruby Productions, Inc.	Subsidiary Guarantor	California	95-3473976
Maverick Recording Company	Subsidiary Guarantor	California	95-4373009
Non-Stop Cataclysmic Music, LLC	Subsidiary Guarantor	Utah	26-1339620
Non-Stop International Publishing, LLC	Subsidiary Guarantor	Utah	26-1339660
Non-Stop Music Library, LC	Subsidiary Guarantor	Utah	87-0527735
Non-Stop Music Publishing, LLC	Subsidiary Guarantor	Utah	23-1339523
Non-Stop Outrageous Publishing, LLC	Subsidiary Guarantor	Utah	26-1339694
Non-Stop Productions, LLC	Subsidiary Guarantor	Utah	26-1339453
Rep Sales, Inc.	Subsidiary Guarantor	Minnesota	41-1766770
Rodra Music, Inc.	Subsidiary Guarantor	California	95-2561531
Rykodisc, Inc.	Subsidiary Guarantor	Minnesota	41-1516587
Rykomusic, Inc.	Subsidiary Guarantor	Minnesota	41-1660484
Sea Chime Music, Inc.	Subsidiary Guarantor	California	95-3335535
Six-Fifteen Music Productions, Inc.	Subsidiary Guarantor	Tennessee	62-1253560
Summy-Birchard, Inc.	Subsidiary Guarantor	Wyoming	36-1026750
Warner/Chappell Music (Services), Inc.	Subsidiary Guarantor	New Jersey	95-2685983
Warner Custom Music Corp.	Subsidiary Guarantor	California	94-2990925
Warner Music Nashville LLC	Subsidiary Guarantor	Tennessee	30-0583729
Warner-Tamerlane Publishing Corp.	Subsidiary Guarantor	California	13-6132127
WB Music Corp.	Subsidiary Guarantor	California	13-6132128
Wide Music, Inc.	Subsidiary Guarantor	California	95-3500269

*	The address including zip code and telephone number including area code for each Additional Registrant is 75 Rockefeller Plaza, New York, New York 10019, (212) 275-2000.

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.             Not applicable.

Item 16. List of Exhibits.             List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 6th day of January, 2012.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ Raymond Delli Colli
Raymond Delli Colli
Vice President

EXHIBIT 6

January 6, 2012

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ Raymond Delli Colli
Raymond Delli Colli Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business September 30, 2011, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$18,415
Interest-bearing balances		68,507
Securities:
Held-to-maturity securities		0
Available-for-sale securities		172,686
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		859
Securities purchased under agreements to resell		17,996
Loans and lease financing receivables:
Loans and leases held for sale		28,871
Loans and leases, net of unearned income	700,233
LESS: Allowance for loan and lease losses	16,825
Loans and leases, net of unearned income and allowance		683,408
Trading Assets		38,062
Premises and fixed assets (including capitalized leases)		8,098
Other real estate owned		4,769
Investments in unconsolidated subsidiaries and associated companies		518
Direct and indirect investments in real estate ventures		108
Intangible assets
Goodwill		21,171
Other intangible assets		23,005
Other assets		55,781

Total assets		$1,142,254

LIABILITIES
Deposits:
In domestic offices		$797,541
Noninterest-bearing	202,607
Interest-bearing	594,934
In foreign offices, Edge and Agreement subsidiaries, and IBFs		87,450
Noninterest-bearing	1,897
Interest-bearing	85,553
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		5,657
Securities sold under agreements to repurchase		12,477

Trading liabilities		23,501
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		35,308
Subordinated notes and debentures		18,407
Other liabilities		37,319

Total liabilities		$1,017,660

EQUITY CAPITAL
Perpetual preferred stock and related surplus		0
Common stock		519
Surplus (exclude all surplus related to preferred stock)		99,254
Retained earnings		18,795
Accumulated other comprehensive income		4,823
Other equity capital components		0

Total bank equity capital		123,391
Noncontrolling (minority) interests in consolidated subsidiaries		1,203

Total equity capital		124,594

Total liabilities, and equity capital		$1,142,254

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

John Stumpf	Directors
Carrie Tolstedt
Avid Modjtabai